UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through October 31, 2021

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

Annual REPORT October 31, 2021

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the Fund, our view of retaining leverage, Fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Maximizing Investment with an Automatic Dividend Reinvestment Plan

Calamos is committed to helping shareholders maximize the opportunities of our closed-end funds. The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund. If shares are trading at a premium to NAV, you will purchase shares at lower-than-market price. For more information, please see page 68.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman,
and Global Chief
Investment Officer

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2021. In this report you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Strategic Total Return Fund (CSQ).

Market Review

During the annual period, the global economy continued on its recovery trajectory, supported by Covid-19 vaccination progress, reopening activity, strong corporate earnings and consumer activity, and accommodative monetary policy. Equities and convertible securities posted robust returns, with US markets leading. In fixed-income markets, high-yield bonds also advanced at a brisk clip, outpacing investment-grade issues.*

However, markets were choppy and rotational. Market turbulence increased during the second half of the period as economic recovery showed signs of moderating to a more sustainable pace. Although economic and company fundamentals remained strong, investors grappled with a challenging newsfeed. Inflation pressures intensified, supply chain disruptions persisted, and oil and other energy-related commodity prices soared. Meanwhile, anxiety around the Covid-19 delta variant temporarily dampened optimism about vaccination efforts. Fiscal policy uncertainty deepened in the United States as politicians debated additional stimulus, taxes, regulations, the debt ceiling, and a massive infrastructure plan.

Investor apprehension about interest rates and monetary policy also increased, particularly after the Federal Reserve announced in September that it would soon taper its asset purchase program and indicated it could begin raising short-term interest rates by late 2022. In the wake of this development, the yield of the 10-year Treasury bond spiked upward and closed the period nearly double where it started.

Letter to Shareholders

2   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CSQ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

As a result of our effective active management and strong portfolio performance, CSQ raised its monthly distribution during the period by $0.0100 per share, representing an approximate increase of 10.8%. As a result, the Fund now pays out $0.1025 per share, constituting an annualized distribution rate of 6.48%* of market price and 6.61% on NAV as of October 31, 2021. The distribution increase is our effort to enable you, our shareholders, to directly participate in the recent and expected performance of the portfolio.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. The dividend yield of the ICE BofA All US Convertibles Index was 1.67%. Yields also were low within the US government bond market, with the 10-year US Treasury yielding 1.55%. And the ICE BofA US High Yield Index was yielding 4.36%, all well behind CSQ’s distribution rate.

Outlook

As our teams will discuss in greater detail in the commentaries that follow, we see many opportunities across asset classes. However, this is not a period when “a rising tide will lift all boats.” A unique set of crosscurrents is shaping the markets as new growth themes emerge. There will be winners and losers as the world continues through a period of accelerated disruption and complex transitions.

Individual security selection will be especially important during this phase of the economic cycle. We expect saw-toothed and rotational markets to persist given the uncertainties surrounding inflation, interest rates and the pace of economic expansion. We are closely monitoring fiscal policy and remain attuned to the far-reaching impacts that spending, regulations and taxes may have on households, small businesses, large corporations and the economy as a whole.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/21 distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.1025 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   3

In this environment, we believe market conditions will favor active managers who can respond to evolving conditions quickly and with a long-term perspective. Our teams use short-term sell-offs as opportunities to purchase attractive securities, with the goal of continually improving the risk and return characteristics of the Funds.

We encourage investors to maintain a similar long-term perspective and to avoid getting caught up in a single headline or data point. It’s important to remember that every cycle is different. Rising inflation and slowing growth have historically set the stage for “stagflation,” but this cycle is like no other. The global economy is in the midst of an extraordinary recovery period, and a moderation of economic growth from peak levels should come as no surprise. Additionally, although inflation may not be as “transitory” as we once thought it would be, we do not believe inflation data is signaling an imminent end to the recovery.

There are many positive factors that can sustain economic expansion. Vaccination efforts continue around the world, and promising results for emerging treatments are welcome news. Although we can never rule out a policy mistake, we expect the Federal Reserve to pursue a gradual course with the goal of supporting economic growth. The most recent round of corporate earnings announcements has included many upside surprises, corporate revenues are strong, and profit margins are improving. Inflation does not appear to have eroded pricing power for many businesses, which bodes well for earnings growth. Meanwhile, US unemployment numbers continue to drop, wages are rising, and many households have healthy savings and low debt. We are seeing encouraging data from other economies outside the United States, which can help set the stage for a more synchronized global recovery.

Asset Allocation Considerations

Although it is important to maintain long-term focus and avoid making short-term moves to try to time the markets, periodic asset allocation assessments help ensure your portfolio is aligned with evolving opportunities and your personal circumstances. Given the many crosscurrents in the markets, you may find that you need to rebalance your asset allocation to best address your financial goals.

There’s never a “perfect” time to invest—volatility is always a part of the investing landscape. However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CSQ’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed-income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside. Additionally,

Letter to Shareholders

4   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

On behalf of all of us at Calamos Investments, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our teams. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman, and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the 12 months ended October 31, 2021: The S&P 500 Index, a measure of the US stock market, returned 42.91%. The MSCI All Country World Index, a measure of global stock market performance, returned 37.86%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 17.33%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned 32.95%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 22.18%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 10.53%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -0.48%.

Source: Calamos Advisors LLC

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in US markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in US markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed-income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both US and non-US markets

Calamos Long/Short Equity & Dynamic Income Trust

(Ticker: CPZ)

Invests in a globally diversified long/short portfolio of equity securities as well as globally diversified income-producing securities

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Additional Information About the Fund

6   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

GROWTH OF $10,000: for the 10-year period ended 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	since inception
Calamos Strategic Total Return Fund
Market Value	59.21%	23.41%	17.61%
NAV	50.32	20.21	15.58
50%SPX-25%VXAO-25%BBGHY2%Cap Index	31.89	15.91	13.48
S&P 500 Index	42.91	18.93	16.21
ICE BofA All US Convertibles Index (VXAO)	32.95	18.58	14.04
Bloomberg US Corp HY 2% Issuer Capped Index	10.53	6.38	6.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%SPX-25%VXAO-25%BBGUSHY2%Cap Index is blended from 50%- S&P 500 Index (SPX), 25% - ICE BofA Convertibles Index (VXAO) and 25% - Bloomberg US HY 2% Issuer Capped Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Additional Information About the Fund

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   7

Senior Securities

The following table sets forth information regarding the Fund’s outstanding bank loans, and MRP Shares as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2021, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage		Liquidating Preference per Preferred Share(c)	Average Market Value per Preferred Share		Type of Senior Security
October 31, 2021	$880,000,000	$4,673	(a)	—	—		Loan
October 31, 2021	$304,000,000	338	(b)	25	25	(d)	MRPS
October 31, 2020	$703,000,000	4,276	(a)	—	—		Loan
October 31, 2020	$242,000,000	311	(b)	25	25	(d)	MRPS
October 31, 2019	$668,000,000	4,357	(a)	—	—		Loan
October 31, 2019	$242,000,000	301	(b)	25	25	(d)	MRPS
October 31, 2018	$713,000,000	3,995	(a)	—	—		Loan
October 31, 2018	$242,000,000	294	(b)	25	25	(d)	MRPS
October 31, 2017	$543,000,000	5,077	(a)	—	—		Loan
October 31, 2017	$242,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2016	$682,000,000	3,521	(a)	—	—		Loan
October 31, 2015	$716,000,000	3,518	(a)	—	—		Loan
October 31, 2014	$725,000,000	3,665	(a)	—	—		Loan
October 31, 2013	$700,000,000	3,619	(a)	—	—		Loan
October 31, 2012	$576,000,000	3,832	(a)	—	—		Loan

(a)Calculated by subtracting the Fund’s total liabilities (not including notes payable and MRPS) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)Calculated by subtracting the Fund’s total liabilities (not including MRPS) from the Fund’s total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2021, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2021. As of October 31, 2021, the Fund had utilized $880 million of the $1.13 billion available under the SSB Agreement ($127 million in borrowings outstanding and $753 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 21.4% of the Fund’s managed assets as of that date, and had $304 million in MRP Shares outstanding, representing 7.4% of the Fund’s managed assets Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 28.8% of the Fund’s managed assets.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

Additional Information About the Fund

8   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee(3)	1.39%
Interest Payments on Borrowed Funds(4)	0.19%
Preferred Stock Dividend Payments(5)	0.38%
Other Expenses(6)	0.07%
Total Annual Expenses	2.03%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.03% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$21	$64	$110	$237

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan.”

(3)The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.39% of the Fund’s average weekly net assets as of October 31, 2021 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)Reflects interest expense paid on $88 million in average borrowings under the SSB Agreement, plus $735 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage.”

(5)Reflects estimated dividend expense on $304 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Leverage.”

(6)“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(7)The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Additional Information About the Fund

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   9

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

Quarter Ended	Market Price(1)		Net Asset Value at Quarter End(2)	Premium/ (Discount) to Net Asset Value(3)
	High	Low		High	Low
January 31, 2019	$12.66	$9.44	$12.06	-0.55%	-10.52%
April 30, 2019	$12.96	$11.92	$11.92	-1.07%	-1.24%
July 31, 2019	$13.14	$11.83	$11.83	-0.61%	-2.23%
October 31, 2019	$13.05	$12.27	$12.27	1.48%	-0.57%
January 31, 2020	$13.98	$13.05	$13.05	-1.13%	-0.23%
April 30, 2020	$14.46	$7.43	$7.43	1.69%	11.65%
July 31, 2020	$13.39	$10.75	$10.75	-0.74%	3.50%
October 31, 2020	$14.40	$12.80	$12.80	2.96%	3.76%
January 31, 2021	$16.04	$12.84	$12.84	-1.72%	4.46%
April 30, 2021	$18.36	$15.91	$17.43	5.58%	0.13%
July 31, 2021	$18.41	$16.55	$17.99	1.77%	-1.55%
October 31, 2021	$18.98	$17.51	$18.62	1.93%	0.52%

Source: Fund Accounting Records

(1)Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Investment Team Discussion

10   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/21

Common Shares – Inception 3/26/04
	1 Year	Since Inception**
On Market Price	59.21%	10.22%
On NAV	50.32%	10.39%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.9%
Consumer Discretionary	14.2
Financials	11.6
Health Care	11.3
Communication Services	11.1
Industrials	9.1
Consumer Staples	4.4
Energy	4.3
Materials	2.6
Utilities	2.5
Real Estate	1.6
Airlines	0.3
Other	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC Total Return Fund (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out monthly. We invest in a diversified portfolio of equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe we are well positioned over the long term to generate both capital gains and income. This broad range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe our exposure to the equity markets enables us to risk manage the Fund during periods of high market volatility, thus allowing us to optimize performance going forward. Although we invest primarily in securities of US issuers, we favor companies actively participating in globalization via geographically diversified revenue streams and global-scale business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good sustainable growth prospects. We continue to remain generally optimistic with respect to the US equity market. In the short term, we look forward to continued growth buoyed by reflationary market dynamics and the benefits of economic recovery, especially in certain cyclical sectors poised to outperform.

How did the Fund perform over the annual period?

The Fund returned 50.32% on a net asset value (NAV) basis and 59.21% on a market price basis for the 12 months ended October 31, 2021 (“annual period”), versus a return of 31.89% for a Comparator Index comprising 50% S&P 500 Index, 25% ICE BofA All US Convertibles Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund’s shares traded at a 1.93% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   11

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the annual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In February, the Fund increased its monthly distribution rate from $0.0925 per share to $0.1025 per share, representing a 10.8% raise. On October 31, 2021, the annualized distribution rate on the Fund’s market price was 6.48%.

The Fund had no return of capital associated with distributions in 2020, nor are there any estimated return of capital components in distributions paid in fiscal year 2021.

We believe both the Fund’s distribution rate and level remained attractive and competitive because low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. Yields were also low within the US government bond market, with the 10-year US Treasury yielding 1.55%.

What factors influenced performance over the annual period?

The Fund has a wide set of investment parameters that allow us to take advantage of opportunities through numerous investment types. By optimizing the advantages of such flexibility, the Fund was able to maintain its exposure to the equity markets, which improved during the period, while convertibles and bonds added income and appreciation to the portfolio for the period.

The US equity markets enjoyed a very strong annual period for risk assets. Companies enjoyed record corporate earnings as businesses benefited from a reopening economy, stimulative policy and strong consumer spending. Markets started the period with a strong move upward, as positive data on Covid vaccine efficacy and the prospect of vaccines rolling out in early 2021 buoyed investor enthusiasm. Initially, markets favored reopening trades that had the opportunity to rebound most from the negative impacts of the economic and social shutdowns, notably in travel, leisure, and restaurants as well as energy and financials more broadly. Near the middle of the annual period, secular growth businesses caught favor as investors turned their attention back to businesses that might be able to generate high and sustainable growth without relying on a reopening economy.

ASSET ALLOCATION AS OF 10/31/21

Investment Team Discussion

12   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Improvements in the US equity markets contributed to the Fund’s strong performance over the period. As measured by the S&P 500 Index, the US stock market returned 42.91% during the period. The Fund benefited from increasing cyclical growth names earlier in the annual period and then shifting more investment toward secular growth later in the period. For the full annual period, growth stocks and value stocks had similar returns.

Specific to our portfolio, given our relatively low financing costs over the period, our use of leverage was markedly accretive to our returns because our reinvestment rate far surpassed that of the associated costs.

On an unleveraged basis, the portfolio outperformed that of the Comparator Index during the period. Our overweight in equities was beneficial to returns, whereas our exposures to convertible securities and high-yield bonds were not.

Our overweight and selection in the financials sector, namely in the investment banking and brokerage industry, were helpful to returns relative to the Comparator Index. In addition, selection in the semiconductor equipment industry of the information technology sector boosted results.

Conversely, our selection in the consumer discretionary sector, primarily in the automobile manufacturers industry, detracted from performance relative to the Comparator Index. In addition, a lack of exposure to the industrial REIT industry was detrimental to performance.

How is the Fund positioned?

The portfolio remains broadly diversified with a focus on a mix of durable, secular themes as well as cyclical growth opportunities. We believe long-term secular growth stocks with strong balance sheets and dominant market positions will thrive in this environment. At the same time, cyclical growth companies, which are more exposed to the ongoing global reopening, should do well. We continue to favor businesses with compelling growth opportunities and global revenue drivers. We believe an enhanced focus on risk management and valuation sensitivity is beneficial given recent market volatility. We also believe the US economy still has room to grow as post-pandemic social and economic normalization, reflationary economic forces, consumer optimism, lower unemployment rates and high liquidity levels spur activity. Certain cyclical sectors may be poised to outperform because they have lagged in the wake of the delta surge but are expected to recover as society reopens with increasing vaccination rates.

We are also cognizant of the fact that rising interest rates may have a detrimental effect on longer-term fixed-income securities. Consequently, managing the duration of our portfolio’s fixed-income assets is a priority in mitigating the potential impact. As of October 31, 2021, the weighted-average duration of the bonds in our portfolio was 3.1 years, which is low relative to longer-duration fixed-income instruments.

In terms of positioning, we maintained a relatively high allocation to common stocks and convertibles, whose combined exposure is approximately 84% of the portfolio. We are excited about the opportunities in the convertible market because steady issuance offers additional choices in the space. Accordingly, we have been able to take advantage of attractive opportunities and establish meaningful exposure in those investments.

Investment Team Discussion

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The portfolio currently holds large absolute allocations to the information technology, consumer discretionary and communication services sectors. We expect our positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance in a post-pandemic environment.

We believe the information technology sector will continue to offer growth opportunities because virtual experiences will continue to be an important aspect of daily living even as the effects of Covid on restricting physical activities abate. Businesses will seek technology upgrades financed through improved earnings. We believe communication services stocks will also benefit from demand for increased accessibility to data and robust consumer demand for products and services that provide access to information in a post-pandemic environment.

With respect to consumer discretionary stocks, we continue to be encouraged by the spending of the US consumer, whose actions are supported by high liquidity levels, higher employment rates and higher confidence as society returns to normalization and pent-up demand is unleashed commercially. We have maintained our position in financials; we expect the sector will benefit from increased lending as consumers seek to finance purchases deferred during the pandemic. Financials also tend to perform well with respect to their lending business during periods of rising interest rates.

The average credit quality of the portfolio (BB) is higher than that of the Credit Suisse High Yield Index. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities. However, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of the concerns of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted-average duration of the bonds in our portfolio was only 3.1 years as of October 31, 2021. This relatively low-duration average is expected to mitigate portfolio volatility that our fixed-income securities might incur in a rising-rate environment.

We believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, our use of leverage enjoyed a favorable reinvestment dynamic. As of October 31, 2021, the Fund’s leverage was at approximately 29%.

What is your outlook for the Fund?

In our view, select equities continue to offer compelling risk/reward characteristics as the global economy emerges from the pandemic. We see opportunities in certain cyclical stocks that are poised to perform as social and economic activities normalize. We have seen continued issuance in convertibles, which present additional opportunities to generate income while participating in equity market appreciation. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus all equities throughout a complete market cycle. Going forward, managing for volatility in a potentially rising-interest-rate environment will be an important objective.

Investment Team Discussion

14   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

What are your closing thoughts for Fund shareholders?

After a strong run of performance since the pandemic lows in early 2020, the backdrop for equities has become decidedly more complicated, but the longer-term underpinnings of the US economy and corporate profitability remain strong enough to support further gains. The most recent US GDP growth measure was notably disappointing, but we believe this soft patch can be attributed to the midsummer spike in delta cases. As we have seen progress with a reduction in Covid cases and increased vaccinations, we have also witnessed a return to stronger growth. US consumers remain in good financial standing, with healthy household balance sheets and plentiful job opportunities. As a result, we anticipate at least another year or two of above-trend growth. Our attention will deservedly be on Federal Reserve policy, the Fed’s tapering of bond purchases, and potential changes in Fed board membership. In addition, questions swirling around rising inflation and supply-chain disruptions, whether transitory or entrenched, will weigh on investors’ minds. Markets always present challenges, and sometimes those challenges seem to appear all at once. Nevertheless, above-trend economic growth, low interest rates, healthy consumer balance sheets, and a resilient and productive corporate sector combine to form a constructive backdrop for the US equity markets.

Given our outlook for a near-term period of improved corporate earnings, we are favoring quality growth companies, as well as certain cyclical stocks that are poised to perform in the wake of the pandemic. We are emphasizing investments in companies with solid cash flow generation and strong balance sheets that will benefit from the US consumer activities. From a thematic and sector perspective, we see opportunities in the technology sector as businesses invest in updated products in a post-pandemic environment. We see upside in selective consumer discretionary companies tied to US consumption and those positioned to benefit from pent-up customer demand. We see continued demand for companies in the communications sector because the virtual environment will continue to expand despite the abatement of Covid. We are also optimistic about financials, as we believe many of these companies are valued favorably and positioned to grow revenues by meeting the financial demands of US consumers.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

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The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos will dynamically allocate the Fund’s investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

Calamos analyzes securities for the Fund’s portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer’s total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer’s different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer’s capital structure. This approach serves as the basis for the Calamos research team’s design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE, which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company (“SSB Agreement”) that allows the Fund to borrow up to $1.13 billion and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares (“MRPS” or “MRP Shares”) with an aggregate liquidation preference of $304 million.

Principal Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

Calamos Strategic Total Return Fund (CSQ) (unaudited)

16   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. Under adverse market or economic conditions, the secondary market for securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value (“NAV”).

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   17

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2021, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund’s policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the NAV and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board of Trustees reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund

Calamos Strategic Total Return Fund (CSQ) (unaudited)

18   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board of Trustees reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board. In considering whether to approve the use of additional leverage through those means, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $1.13 billion. As of October 31, 2021, the Fund had utilized $880 million of the $1.13 billion available under the SSB Agreement ($127 million of borrowings outstanding, and $753 million in structural leverage consisting of collateral received from State Street Bank and Trust Company in connection with securities on loan), representing 21.4% of the Fund’s managed assets as of that date, and had $304 million of MRP Shares outstanding, representing 7.4% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 28.8% of the Fund’s managed assets. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR* plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2021, the interest rate charged under the SSB Agreement was 0.87%. “Net income” payments related to cash collateral in connection with securities lending were 0.44% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund’s prospectus): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, and 2.45% for Series D MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2021, the Fund’s portfolio would need to experience an annual return of 0.37% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

*Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Calamos Strategic Total Return Fund (CSQ) (unaudited)

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   19

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2021). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return (1)	(14.52)%	(7.52)%	(0.52)%	6.48%	13.48%

(1)Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2021 of 0.87%, and dividend expense on the MRP Shares.

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund’s common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund’s NAV, or below or above the public offering price for the common shares.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

20   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

Calamos Strategic Total Return Fund (CSQ) (unaudited)

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•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board raises interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The LIBOR administrator recently announced that most US Dollar LIBOR tenors will no longer be published after June 30, 2023, an extension of the original cessation date, which was slated for the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the US dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can be difficult to ascertain.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of this coronavirus and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

22   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

While the extreme volatility and disruption that US and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement, but the agreement will continue to be applied provisionally until it is formally ratified by the EU Parliament. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how the EU UK Trade and Cooperation Agreement will proceed, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

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In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Decline in Net Asset Value Risk. A material decline in the Fund’s NAV may impair our ability to maintain required levels of asset coverage for outstanding borrowings or any debt securities or preferred shares.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

REIT Risk. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

24   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-US countries;

•restrictions on foreign investments in non-US jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-US countries;

•withholding and other non-US taxes may decrease the Fund’s return;

•the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a “foreign issuer” may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

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Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for US federal income tax purposes. Partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for US federal income tax purposes, it could result in a reduction in the value of the Fund.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to

Calamos Strategic Total Return Fund (CSQ) (unaudited)

26   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the

Calamos Strategic Total Return Fund (CSQ) (unaudited)

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   27

tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit on investing no more than 15% of its managed assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board of Trustees, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

Calamos Strategic Total Return Fund (CSQ) (unaudited)

28   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party with whom the Fund enters into the derivatives transaction (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 29

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (16.0%)
Airlines (0.4%)
2,024,956	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	$2,042,087
306,666	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	313,606
1,290,256	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,433,604
893,013	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	1,006,578
533,000	American Airlines 2021-1 Class B Pass Through Trust 3.950%, 01/11/32	534,317
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
884,000	5.500%, 04/20/26	927,555
295,000	5.750%, 04/20/29	317,827
1,370,000	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	1,385,234
1,074,840	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	1,263,904
435,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	487,404
361,757	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	371,412
1,004,972	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	1,029,393
661,986	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	657,207
		11,770,128

Communication Services (1.9%)
1,400,000	Altice France SA/France* 5.500%, 10/15/29	1,373,694
595,000	APi Escrow Corp.* 4.750%, 10/15/29	608,959
1,795,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,834,167
1,205,000	Ashtead Capital, Inc.* 4.000%, 05/01/28	1,270,974
884,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	893,892
910,000	Brink’s Company* 5.500%, 07/15/25	955,618

PRINCIPAL AMOUNT		VALUE
2,135,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	$2,228,705
1,015,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,082,954
	CSC Holdings, LLC*
4,240,000	5.500%, 04/15/27	4,381,319
2,600,000	5.750%, 01/15/30	2,566,174
1,800,000	5.375%, 02/01/28	1,858,176
1,800,000	4.625%, 12/01/30	1,652,202
540,000	4.500%, 11/15/31	524,556
1,245,000	Cumulus Media New Holdings, Inc.* 6.750%, 07/01/26	1,299,917
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
825,000	6.625%, 08/15/27	247,937
656,000	5.375%, 08/15/26	371,781
150,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	155,786
2,265,000	Embarq Corp. 7.995%, 06/01/36	2,507,015
	Entercom Media Corp.*^
589,000	6.750%, 03/31/29	584,653
523,000	6.500%, 05/01/27	526,415
702,000	Frontier Florida, LLC 6.860%, 02/01/28	754,320
1,785,000	Frontier North, Inc. 6.730%, 02/15/28	1,919,803
655,000	Gannett Holdings, LLC* 6.000%, 11/01/26	654,653
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
1,030,000	3.500%, 03/01/29	998,297
301,000	5.250%, 12/01/27	312,986
345,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	385,745
	Intelsat Jackson Holdings, SA@
900,000	9.750%, 07/15/25*	467,379
585,000	5.500%, 08/01/23	296,039
1,850,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,953,952
645,421	Ligado Networks, LLC* 15.500%, 11/01/23	581,673
1,400,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	1,406,804
596,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	579,348
1,045,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	1,066,088
	Netflix, Inc.
910,000	4.875%, 06/15/30*	1,068,285
610,000	4.875%, 04/15/28	699,694
	Scripps Escrow II, Inc.*
591,000	3.875%, 01/15/29	591,307
295,000	5.375%, 01/15/31	289,852

Schedule of Investments October 31, 2021

30 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,185,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	$2,232,393
591,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	615,089
	Sirius XM Radio, Inc.*
1,500,000	5.500%, 07/01/29^	1,619,805
885,000	4.000%, 07/15/28	892,027
585,000	3.125%, 09/01/26	586,919
298,000	3.875%, 09/01/31	286,739
885,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	928,029
3,045,000	Sprint Corp. 7.125%, 06/15/24	3,444,321
880,000	Telecom Italia Capital, SA 6.000%, 09/30/34	980,003
1,660,000	United States Cellular Corp. 6.700%, 12/15/33	2,066,700
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 USD 5 year swap rate + 4.87%	151,171
		54,754,315

Consumer Discretionary (2.4%)
1,243,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	1,320,824
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
856,000	6.625%, 01/15/28	911,255
745,000	4.625%, 08/01/29	744,203
298,000	4.625%, 04/01/30	294,805
352,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	371,958
	Bath & Body Works, Inc.
1,577,000	6.694%, 01/15/27	1,810,727
878,000	6.875%, 11/01/35	1,068,280
	Caesars Entertainment, Inc.*
728,000	4.625%, 10/15/29	733,271
605,000	8.125%, 07/01/27	678,435
605,000	6.250%, 07/01/25	637,247
	Carnival Corp.*
582,000	10.500%, 02/01/26	676,558
295,000	7.625%, 03/01/26	311,216
1,385,000	Carriage Services, Inc.* 4.250%, 05/15/29	1,389,044
900,000	Carvana Company* 5.625%, 10/01/25	920,853
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,900,000	5.125%, 05/01/27	4,048,824
1,300,000	4.750%, 03/01/30	1,344,096
620,000	5.000%, 02/01/28	645,308
598,000	4.250%, 02/01/31	596,062
450,000	4.250%, 01/15/34	437,144

PRINCIPAL AMOUNT		VALUE
900,000	Cedar Fair, LP^ 5.250%, 07/15/29	$933,651
	Century Communities, Inc.
1,500,000	6.750%, 06/01/27	1,595,205
300,000	3.875%, 08/15/29*	299,907
	DISH DBS Corp.
926,000	7.750%, 07/01/26	1,032,351
739,000	7.375%, 07/01/28^	778,263
750,000	Empire Resorts, Inc.* 7.750%, 11/01/26	767,085
893,000	Everi Holdings, Inc.* 5.000%, 07/15/29	915,709
735,000	Ford Motor Company 8.500%, 04/21/23	806,030
	Ford Motor Credit Company, LLC
1,885,000	4.000%, 11/13/30	1,969,731
1,600,000	4.063%, 11/01/24	1,682,448
1,400,000	4.134%, 08/04/25	1,481,410
1,400,000	3.664%, 09/08/24	1,455,160
600,000	4.389%, 01/08/26	642,072
	Gap, Inc.*
447,000	3.875%, 10/01/31	438,914
60,000	3.625%, 10/01/29	58,906
	General Motors Financial Company, Inc.‡
140,000	5.700%, 09/30/30^ 5 year CMT + 5.00%	161,192
125,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	140,675
	goeasy, Ltd.*
2,050,000	5.375%, 12/01/24	2,110,045
1,111,000	4.375%, 05/01/26^	1,143,819
596,000	Goodyear Tire & Rubber Company* 5.000%, 07/15/29	629,126
586,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	586,445
1,181,000	Guitar Center, Inc.* 8.500%, 01/15/26	1,264,709
	International Game Technology, PLC*
1,500,000	6.250%, 01/15/27	1,691,880
400,000	4.125%, 04/15/26	413,748
374,000	5.250%, 01/15/29	394,020
	Liberty Interactive, LLC
1,175,000	8.250%, 02/01/30	1,285,333
600,000	8.500%, 07/15/29	671,700
884,000	Life Time, Inc.* 8.000%, 04/15/26	929,314
	M/I Homes, Inc.
855,000	4.950%, 02/01/28	892,056
780,000	3.950%, 02/15/30*	771,194
	Macy’s Retail Holdings, LLC
1,248,000	6.700%, 07/15/34*	1,431,905
275,000	5.125%, 01/15/42	259,344

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 31

PRINCIPAL AMOUNT		VALUE
	Mattel, Inc.*
1,505,000	5.875%, 12/15/27	$1,624,316
147,000	3.750%, 04/01/29^	152,864
1,375,000	Mclaren Finance, PLC* 7.500%, 08/01/26	1,377,571
1,370,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,382,960
1,344,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	1,390,691
1,122,000	Newell Brands, Inc. 4.700%, 04/01/26	1,229,835
596,000	Papa John’s International, Inc.* 3.875%, 09/15/29	584,062
1,370,000	Penn National Gaming, Inc.* 4.125%, 07/01/29	1,344,217
1,370,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,398,071
2,933,000	Rite Aid Corp.* 8.000%, 11/15/26	2,966,700
	Royal Caribbean Cruises, Ltd.*
358,000	11.500%, 06/01/25	408,038
300,000	10.875%, 06/01/23	336,066
1,370,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	1,385,248
745,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	747,675
1,500,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,533,450
901,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	992,181
298,000	Thor Industries, Inc.* 4.000%, 10/15/29	295,458
290,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	333,051
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,358,035
1,200,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	1,195,704
298,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	308,290
		70,917,940

Consumer Staples (0.7%)
1,358,000	Central Garden & Pet Company* 4.125%, 04/30/31	1,367,221
	Edgewell Personal Care Company*
884,000	4.125%, 04/01/29	873,427
588,000	5.500%, 06/01/28	615,718

PRINCIPAL AMOUNT		VALUE
1,641,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	$1,573,850
780,000	Fresh Market, Inc.* 9.750%, 05/01/23	804,008
1,475,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	1,595,434
480,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	533,861
	Kraft Heinz Foods Company
1,820,000	4.375%, 06/01/46	2,127,271
296,000	4.250%, 03/01/31	333,944
296,000	3.875%, 05/15/27	321,492
125,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	131,546
751,000	New Albertsons, LP 7.750%, 06/15/26	864,566
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,195,481
1,720,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	1,814,187
	Post Holdings, Inc.*
1,430,000	5.750%, 03/01/27	1,484,984
860,000	4.625%, 04/15/30	866,020
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	1,087,684
1,300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	1,409,265
	Vector Group, Ltd.*
1,850,000	5.750%, 02/01/29	1,847,576
718,000	10.500%, 11/01/26	758,833
		21,606,368

Energy (1.4%)
	Antero Resources Corp.*
374,000	7.625%, 02/01/29	414,654
298,000	5.375%, 03/01/30	315,928
	Apache Corp.
1,187,000	5.100%, 09/01/40	1,331,232
593,000	4.625%, 11/15/25	639,503
	Buckeye Partners, LP
900,000	3.950%, 12/01/26^	923,868
600,000	5.850%, 11/15/43	592,146
436,000	ChampionX Corp. 6.375%, 05/01/26	456,374
	Cheniere Energy Partners, LP*
596,000	3.250%, 01/31/32	591,733
300,000	4.000%, 03/01/31^	312,474
591,000	Cheniere Energy, Inc. 4.625%, 10/15/28	621,076
	Continental Resources, Inc.
1,175,000	3.800%, 06/01/24	1,235,618
875,000	4.375%, 01/15/28	955,885

Schedule of Investments October 31, 2021

32 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,950,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$1,854,821
11,988	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27	12,080
626,000	DT Midstream, Inc.* 4.125%, 06/15/29	631,459
200,000	Enbridge, Inc.‡ 5.750%, 07/15/80 5 year CMT + 5.31%	225,806
	Energy Transfer, LP‡
1,735,000	3.149%, 11/01/66 3 mo. USD LIBOR + 3.02%	1,430,039
1,015,000	6.500%, 11/15/26 5 year CMT + 5.69%	1,053,793
	EnLink Midstream Partners, LP
1,775,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	1,427,899
1,285,000	4.850%, 07/15/26	1,338,572
	EQT Corp.
630,000	7.500%, 02/01/30	808,158
500,000	6.625%, 02/01/25	563,580
300,000	5.000%, 01/15/29	333,942
1,173,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	1,137,704
	Gulfport Energy Operating Corp.
1,000,000	6.375%, 05/15/25	57,500
292,608	8.000%, 05/17/26^	324,239
	Laredo Petroleum, Inc.
985,000	10.125%, 01/15/28	1,055,477
300,000	7.750%, 07/31/29*	297,432
1,310,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,345,291
	Moss Creek Resources Holdings, Inc.*
600,000	10.500%, 05/15/27	596,004
540,000	7.500%, 01/15/26	491,648
135,000	MPLX, LP‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	137,843
589,000	Murphy Oil Corp. 6.375%, 07/15/28	622,926
	New Fortress Energy, Inc.*
591,000	6.750%, 09/15/25	576,349
589,000	6.500%, 09/30/26	573,333
296,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	322,181
	Occidental Petroleum Corp.
3,641,000	4.300%, 08/15/39	3,659,751
2,675,000	2.900%, 08/15/24	2,726,815
580,000	5.875%, 09/01/25	644,519

PRINCIPAL AMOUNT		VALUE
285,000	Ovintiv, Inc. 6.500%, 08/15/34	$383,237
1,082,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,091,349
900,000	Parkland Corp. / Canada*~ 5.875%, 07/15/27	951,849
1,390,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,262,384
483,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	497,490
149,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.* 8.500%, 10/15/26	150,171
298,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	300,840
	Venture Global Calcasieu Pass, LLC*
300,000	4.125%, 08/15/31	311,019
300,000	3.875%, 08/15/29	305,832
592,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	637,276
600,000	Viper Energy Partners, LP* 5.375%, 11/01/27	625,734
770,000	W&T Offshore, Inc.* 9.750%, 11/01/23	750,789
596,000	Weatherford International, Ltd.* 8.625%, 04/30/30	613,403
		40,521,025

Financials (3.5%)
	Acrisure, LLC / Acrisure Finance, Inc.*
1,883,000	7.000%, 11/15/25^	1,907,498
1,783,000	6.000%, 08/01/29	1,755,203
889,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	955,942
1,297,000	AG Issuer, LLC* 6.250%, 03/01/28	1,354,211
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
2,500,000	6.750%, 10/15/27^	2,590,900
300,000	5.875%, 11/01/29	302,247
300,000	4.250%, 10/15/27	300,252
	Ally Financial, Inc.
1,392,000	4.700%, 05/15/26^‡ 5 year CMT + 3.87%	1,444,506
964,000	8.000%, 11/01/31	1,380,882
850,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	867,476

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 33

PRINCIPAL AMOUNT		VALUE
258,000	American Express Company‡ 3.550%, 09/15/26 5 year CMT + 2.85%	$260,203
1,370,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	1,371,767
250,000	American International Group, Inc.‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	286,780
2,365,000	AmWINS Group, Inc.* 4.875%, 06/30/29	2,360,223
320,000	Ares Finance Company III, LLC*‡ 4.125%, 06/30/51 5 year CMT + 3.24%	328,880
2,700,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,738,853
1,307,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	1,365,397
285,000	AXIS Specialty Finance, LLC^‡ 4.900%, 01/15/40 5 year CMT + 3.19%	303,588
240,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	244,188
220,000	Bank of Montrealµ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	230,512
	Bank of New York Mellon Corp.µ‡
400,000	4.700%, 09/20/25 5 year CMT + 4.36%	436,088
62,000	3.700%, 03/20/26 5 year CMT + 3.35%	64,835
400,000	Bank of Nova Scotiaµ‡ 4.900%, 06/04/25 5 year CMT + 4.55%	430,124
200,000	Barclays, PLC‡ 7.875%, 03/15/22 USD 5 year swap rate + 6.77%	204,502
	BP Capital Markets, PLC‡
280,000	4.875%, 03/22/30 5 year CMT + 4.40%	304,489
135,000	4.375%, 06/22/25 5 year CMT + 4.04%	143,485
1,785,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,755,958
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LL*
2,380,000	4.500%, 04/01/27	2,324,998
1,547,000	5.750%, 05/15/26	1,601,222

PRINCIPAL AMOUNT		VALUE
612,000	Capital One Financial Corp.‡ 3.950%, 09/01/26 5 year CMT + 3.16%	$623,604
	Charles Schwab Corp.‡
325,000	4.000%, 06/01/26 5 year CMT + 3.17%	335,059
147,000	4.000%, 12/01/30 10 year CMT + 3.08%	149,690
135,000	5.375%, 06/01/25 5 year CMT + 4.97%	148,798
	Citigroup, Inc.‡
975,000	3.875%, 02/18/26 5 year CMT + 3.42%	987,948
150,000	4.000%, 12/10/25 5 year CMT + 3.60%	153,260
385,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 year CMT + 3.22%	389,478
	Credit Acceptance Corp.
1,500,000	6.625%, 03/15/26	1,567,365
1,092,000	5.125%, 12/31/24*	1,119,049
200,000	Credit Suisse Group, AG*‡ 7.500%, 12/11/23 USD 5 year swap rate + 4.60%	218,708
372,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	399,323
	Discover Financial Services‡
245,000	6.125%, 06/23/25 5 year CMT + 5.78%	274,089
135,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	145,287
1,233,000	Enact Holdings, Inc.* 6.500%, 08/15/25	1,357,262
550,000	Fifth Third Bancorp^‡ 4.500%, 09/30/25 5 year CMT + 4.22%	595,375
1,718,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,695,649
	Goldman Sachs Group, Inc.‡
500,000	4.400%, 02/10/25 5 year CMT + 2.85%	510,310
475,000	3.800%, 05/10/26 5 year CMT + 2.97%	475,484
53,000	4.125%, 11/10/26 5 year CMT + 2.95%	53,236
52,000	3.650%, 08/10/26 5 year CMT + 2.92%	51,773
1,891,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,925,416
200,000	HSBC Holdings, PLCµ‡ 6.375%, 03/30/25 US 5 yr Swap + 4.37%	218,196

Schedule of Investments October 31, 2021

34 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
5,150,000	HUB International, Ltd.* 7.000%, 05/01/26	$5,328,602
	Huntington Bancshares, Inc.‡
350,000	4.450%, 10/15/27 7 year CMT + 4.05%	375,102
125,000	5.625%, 07/15/30^ 10 year CMT + 4.95%	145,895
70,000	5.700%, 04/15/23 3 mo. USD LIBOR + 2.88%	71,584
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
1,455,000	5.250%, 05/15/27	1,515,688
892,000	4.375%, 02/01/29	896,986
2,448,000	ILFC E-Capital Trust II*‡ 3.710%, 12/21/65 3 mo. USD LIBOR + 1.80%	2,102,636
	ING Groep, NV‡
200,000	4.250%, 05/16/31 5 year CMT + 2.86%	190,266
200,000	3.875%, 05/16/27 5 year CMT + 2.86%	193,146
2,625,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	2,743,072
3,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	3,045,120
1,100,000	JPMorgan Chase & Companyµ‡ 3.650%, 06/01/26 5 year CMT + 2.85%	1,098,273
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
2,306,000	5.250%, 10/01/25	2,338,007
596,000	4.750%, 06/15/29	601,734
1,385,000	LD Holdings Group, LLC* 6.125%, 04/01/28	1,270,751
	Level 3 Financing, Inc.
1,250,000	4.250%, 07/01/28*	1,238,750
990,000	5.375%, 05/01/25	1,013,225
310,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 year CMT + 3.32%	318,668
200,000	Lloyds Banking Group, PLC‡ 7.500%, 06/27/24 USD 5 year swap rate + 4.76%	222,140
1,467,000	LPL Holdings, Inc.* 4.000%, 03/15/29	1,501,651
240,000	Markel Corp.‡ 6.000%, 06/01/25 5 year CMT + 5.66%	266,314
	MetLife, Inc.
2,990,000	6.400%, 12/15/66	3,795,117
285,000	3.850%, 09/15/25‡ 5 year CMT + 3.58%	296,334

PRINCIPAL AMOUNT		VALUE
120,000	Nationwide Financial Services, Inc. 6.750%, 05/15/87	$147,439
	Navient Corp.
2,555,000	5.000%, 03/15/27	2,609,115
1,355,000	4.875%, 03/15/28	1,362,100
200,000	Nippon Life Insurance Company*‡ 2.750%, 01/21/51 5 year CMT + 2.65%	194,942
	Nordea Bank Abp*µ‡
315,000	3.750%, 03/01/29 5 year CMT + 2.60%	306,079
200,000	6.625%, 03/26/26 5 year CMT + 4.11%	228,704
	OneMain Finance Corp.
1,500,000	7.125%, 03/15/26	1,706,175
820,000	3.875%, 09/15/28	801,091
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
708,000	7.500%, 06/01/25	752,951
592,000	5.875%, 10/01/28	622,334
442,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	472,485
1,347,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,368,700
315,000	PNC Financial Services Group, Inc.µ‡ 3.400%, 09/15/26 5 year CMT + 2.60%	311,951
1,355,000	Prospect Capital Corp.µ 3.706%, 01/22/26	1,379,119
124,000	Prudential Financial, Inc.^‡ 3.700%, 10/01/50 5 year CMT + 3.04%	127,747
280,000	QBE Insurance Group, Ltd.*^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	306,331
1,500,000	Radian Group, Inc. 4.875%, 03/15/27	1,637,940
1,355,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,349,390
	RLJ Lodging Trust, LP*
894,000	3.750%, 07/01/26	903,771
596,000	4.000%, 09/15/29	595,422
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
560,000	3.875%, 03/01/31	553,896
555,000	3.625%, 03/01/29	552,419
275,000	2.875%, 10/15/26	273,168
718,000	SLM Corp. 4.200%, 10/29/25	759,895
1,500,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	1,578,045

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 35

PRINCIPAL AMOUNT		VALUE
708,000	State Street Corp.^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	$743,081
1,225,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,306,070
	SVB Financial Group‡
300,000	4.000%, 05/15/26 5 year CMT + 3.20%	300,885
224,000	4.100%, 02/15/31^ 10 year CMT + 3.06%	219,740
133,000	4.250%, 11/15/26 5 year CMT + 3.07%	133,452
	Truist Financial Corp.µ‡
295,000	4.800%, 09/01/24 5 year CMT + 3.00%	307,529
125,000	4.950%, 09/01/25 5 year CMT + 4.61%	136,223
200,000	UBS Group, AG*‡ 7.000%, 01/31/24 USD 5 year swap rate + 4.34%	217,328
1,383,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,354,455
175,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	174,386
1,141,000	VICI Properties, LP / VICI Note Company, Inc.* 3.750%, 02/15/27	1,175,104
630,000	Wells Fargo & Company‡ 3.900%, 03/15/26 5 year CMT + 3.45%	642,575
	XHR, LP*
1,255,000	6.375%, 08/15/25	1,324,828
596,000	4.875%, 06/01/29	611,699
		103,127,193

Health Care (1.4%)
591,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	603,695
3,285,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	3,497,244
	Bausch Health Companies, Inc.*
1,670,000	5.250%, 02/15/31	1,505,121
1,300,000	5.000%, 01/30/28	1,204,879
511,000	5.000%, 02/15/29	469,374
	Centene Corp.
768,000	4.250%, 12/15/27	804,941
598,000	3.000%, 10/15/30	608,142
590,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	596,525
	CHS/Community Health Systems, Inc.*
2,392,000	6.125%, 04/01/30	2,354,111
1,325,000	8.000%, 03/15/26	1,400,485
663,000	6.875%, 04/15/29	682,857

PRINCIPAL AMOUNT		VALUE
	DaVita, Inc.*
1,772,000	4.625%, 06/01/30	$1,783,093
1,395,000	3.750%, 02/15/31	1,323,297
	Encompass Health Corp.
600,000	4.750%, 02/01/30^	618,318
600,000	4.500%, 02/01/28	611,496
1,369,000	HCA, Inc. 7.500%, 11/06/33	1,972,359
447,000	HealthEquity, Inc.* 4.500%, 10/01/29	452,878
350,000	Jazz Securities DAC* 4.375%, 01/15/29	360,367
1,955,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	881,079
	Mozart Debt Merger Sub, Inc.*
1,480,000	3.875%, 04/01/29	1,473,236
889,000	5.250%, 10/01/29	903,997
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
2,200,000	5.125%, 04/30/31	2,271,632
500,000	4.125%, 04/30/28	507,350
1,251,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	1,117,706
	Tenet Healthcare Corp.
2,710,000	6.250%, 02/01/27*	2,817,316
1,575,000	6.875%, 11/15/31	1,821,393
1,520,000	4.875%, 01/01/26*	1,565,098
659,000	4.625%, 07/15/24	668,121
	Teva Pharmaceutical Finance Netherlands III, BV
2,530,000	2.800%, 07/21/23	2,549,709
2,380,000	6.000%, 04/15/24	2,508,758
		39,934,577

Industrials (2.4%)
1,180,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,277,326
1,355,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,341,369
	Air Lease Corp.‡
190,000	4.650%, 06/15/26^ 5 year CMT + 4.08%	197,515
165,000	4.125%, 12/15/26 5 year CMT + 3.15%	162,840
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
1,448,000	4.875%, 02/15/30	1,553,226
1,425,000	4.625%, 01/15/27	1,492,944
591,000	3.500%, 03/15/29^	583,140
	Allison Transmission, Inc.*
1,025,000	4.750%, 10/01/27	1,067,701
295,000	3.750%, 01/30/31	283,825

Schedule of Investments October 31, 2021

36 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
298,000	Ambience Merger Sub, Inc.* 7.125%, 07/15/29	$287,844
295,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	269,648
670,000	Arcosa, Inc.* 4.375%, 04/15/29	683,045
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	3,250,350
600,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	650,892
1,235,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	1,224,095
1,191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	1,210,104
	Cascades, Inc. / Cascades USA, Inc.*
901,000	5.125%, 01/15/26	954,961
600,000	5.375%, 01/15/28	628,218
298,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	296,003
	Delta Air Lines, Inc.
297,000	7.375%, 01/15/26	349,391
297,000	3.800%, 04/19/23	307,924
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
295,000	4.750%, 10/20/28	328,096
148,000	4.500%, 10/20/25µ	158,282
1,179,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	1,090,245
575,000	EnerSys* 4.375%, 12/15/27	604,463
1,355,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	1,359,255
591,000	GFL Environmental, Inc.* 3.750%, 08/01/25	608,765
	Golden Nugget, Inc.*
900,000	6.750%, 10/15/24	903,969
620,000	8.750%, 10/01/25^	643,399
673,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	693,217
600,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	658,278
	Graphic Packaging International, LLC*
750,000	4.750%, 07/15/27	813,007
551,000	3.500%, 03/01/29	548,476
1,303,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	1,327,340
2,775,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,767,369
1,320,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,387,267

PRINCIPAL AMOUNT		VALUE
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	$1,567,395
	Howmet Aerospace, Inc.
1,375,000	5.125%, 10/01/24^	1,516,391
16,000	6.875%, 05/01/25	18,570
1,385,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,368,740
1,450,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,468,719
556,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	600,474
1,346,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,366,244
598,000	MasTec, Inc.* 4.500%, 08/15/28	615,623
1,337,000	Meritor, Inc.* 4.500%, 12/15/28	1,339,607
722,000	Moog, Inc.* 4.250%, 12/15/27	745,487
1,615,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,657,636
1,140,000	Novelis Corp.* 4.750%, 01/30/30	1,186,900
1,375,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	1,347,087
1,370,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,305,829
1,331,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,325,184
1,445,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	1,543,448
595,000	PGT Innovations, Inc.* 4.375%, 10/01/29	591,019
302,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	318,553
1,155,000	QVC, Inc. 4.375%, 09/01/28	1,182,258
885,000	Scientific Games International, Inc.* 5.000%, 10/15/25	912,541
574,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	606,890
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	660,725
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	587,236
	Sinclair Television Group, Inc.*
600,000	5.500%, 03/01/30^	574,446
591,000	4.125%, 12/01/30	564,896

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 37

PRINCIPAL AMOUNT		VALUE
	Standard Industries, Inc.*
1,165,000	5.000%, 02/15/27	$1,196,467
302,000	4.375%, 07/15/30	303,232
100,000	Stanley Black & Decker, Inc.^‡ 4.000%, 03/15/60 5 year CMT + 2.66%	106,255
2,430,000	Station Casinos, LLC* 4.500%, 02/15/28	2,451,870
591,000	Stericycle, Inc.* 3.875%, 01/15/29	581,958
879,000	STL Holding Company, LLC* 7.500%, 02/15/26	928,540
1,200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	1,266,648
	TransDigm, Inc.
1,490,000	6.250%, 03/15/26*	1,557,989
875,000	7.500%, 03/15/27	920,684
589,000	Tronox, Inc.* 4.625%, 03/15/29	578,121
	United Rentals North America, Inc.
595,000	3.750%, 01/15/32	594,685
297,000	3.875%, 02/15/31	299,634
1,191,000	Vertiv Group Corp.* 4.125%, 11/15/28	1,188,654
1,251,000	Wabash National Corp.* 4.500%, 10/15/28	1,217,949
750,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	743,528
	WESCO Distribution, Inc.*
563,000	7.125%, 06/15/25^	599,420
283,000	7.250%, 06/15/28	312,596
		71,783,917

Information Technology (0.7%)
596,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	603,867
600,000	CDK Global, Inc.* 5.250%, 05/15/29	644,562
1,201,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,189,314
1,100,000	CommScope, Inc.* 4.750%, 09/01/29	1,080,288
	Dell International, LLC / EMC Corp.
1,405,000	6.020%, 06/15/26µ	1,655,891
925,000	6.100%, 07/15/27	1,125,161
545,000	5.850%, 07/15/25µ	627,954
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	594,813
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,347,099
	MPH Acquisition Holdings, LLC*
1,300,000	5.750%, 11/01/28^	1,187,498
595,000	5.500%, 09/01/28	591,829

PRINCIPAL AMOUNT		VALUE
589,000	NCR Corp.* 5.125%, 04/15/29	$603,160
1,364,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	1,335,206
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	899,387
855,000	Open Text Corp.* 3.875%, 02/15/28	863,268
590,000	Playtika Holding Corp.* 4.250%, 03/15/29	592,094
784,000	PTC, Inc.* 4.000%, 02/15/28	797,744
1,355,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,344,282
	Twilio, Inc.
830,000	3.625%, 03/15/29	838,848
298,000	3.875%, 03/15/31^	301,052
1,475,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,465,693
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,347,534
		21,036,544

Materials (0.8%)
800,000	Alcoa Nederland Holding, BV*^ 4.125%, 03/31/29	833,008
600,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	630,756
623,000	ArcelorMittal, SA 7.000%, 10/15/39	869,845
895,000	Chemours Company* 4.625%, 11/15/29	862,547
1,880,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,914,536
1,375,000	Constellium, SE*^ 3.750%, 04/15/29	1,331,743
800,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	814,536
	Freeport-McMoRan, Inc.
780,000	5.000%, 09/01/27	814,874
570,000	5.450%, 03/15/43	717,522
515,000	5.400%, 11/14/34	629,423
886,000	HB Fuller Company 4.250%, 10/15/28	902,887
1,192,000	Intertape Polymer Group, Inc.* 4.375%, 06/15/29	1,201,238
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	963,792
	Kaiser Aluminum Corp.*
615,000	4.625%, 03/01/28^	621,218
149,000	4.500%, 06/01/31	146,805

Schedule of Investments October 31, 2021

38 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
596,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	$597,454
1,257,000	Mercer International, Inc. 5.125%, 02/01/29	1,251,306
1,170,000	OCI, NV* 4.625%, 10/15/25	1,219,877
593,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	633,875
594,000	PBF Holding Company, LLC / PBF Finance Corp.~ 7.250%, 06/15/25	466,183
1,400,000	SCIL IV, LLC / SCIL USA Holdings, LLC* 5.375%, 11/01/26	1,416,716
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,353,670
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	590,849
906,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	950,811
593,000	Valvoline, Inc.* 3.625%, 06/15/31	580,992
		22,316,463

Real Estate (0.2%)
953,000	EPR Properties 3.750%, 08/15/29	978,559
	Forestar Group, Inc.*
862,000	5.000%, 03/01/28	892,334
630,000	3.850%, 05/15/26	630,775
881,000	iStar, Inc. 5.500%, 02/15/26	919,685
	Service Properties Trust
1,500,000	4.350%, 10/01/24	1,513,500
550,000	5.250%, 02/15/26	556,396
		5,491,249

Utilities (0.2%)
856,000	Calpine Corp.* 4.500%, 02/15/28	867,727
65,000	CenterPoint Energy, Inc.^‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	68,566
175,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	195,449
250,000	Dominion Energy, Inc.‡ 4.650%, 12/15/24 5 year CMT + 2.99%	267,015
	Duke Energy Corp.‡
330,000	4.875%, 09/16/24 5 year CMT + 3.39%	350,958
132,000	3.250%, 01/15/82 5 year CMT + 2.32%	131,236

PRINCIPAL AMOUNT		VALUE
265,000	NextEra Energy Capital Holdings, Inc.^‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	$296,856
247,000	NRG Energy, Inc. 6.625%, 01/15/27	256,853
458,000	PPL Capital Funding, Inc.^‡ 2.797%, 03/30/67 3 mo. USD LIBOR + 2.67%	439,918
125,000	Sempra Energy‡ 4.875%, 10/15/25 5 year CMT + 4.55%	134,932
	Southern Company‡
247,000	4.000%, 01/15/51 5 year CMT + 3.73%	259,197
95,000	3.750%, 09/15/51 5 year CMT + 2.92%	96,761
300,000	Talen Energy Supply, LLC* 7.250%, 05/15/27	287,652
1,500,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,607,055
745,000	Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93%	783,166
		6,043,341
	Total Corporate Bonds (Cost $454,448,608)	469,303,060

Convertible Bonds (23.0%)
Communication Services (3.2%)
3,394,000	Eventbrite, Inc.* 0.750%, 09/15/26	3,493,173
	Liberty Media Corp.
7,750,000	1.375%, 10/15/23	11,245,560
2,680,000	0.500%, 12/01/50*	3,423,244
7,150,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	10,947,794
	Live Nation Entertainment, Inc.
10,860,000	2.000%, 02/15/25	13,215,968
1,883,000	2.500%, 03/15/23	2,951,358
3,000,000	Match Group Financeco 2, Inc.*~ 0.875%, 06/15/26	5,450,490
2,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	4,898,000
16,750,000	Sea, Ltd. 0.250%, 09/15/26	17,633,562
11,350,000	Snap, Inc.* 0.000%, 05/01/27	11,510,943
4,330,000	Twitter, Inc. 0.250%, 06/15/24	5,110,353
4,935,000	Zynga, Inc. 0.250%, 06/01/24	5,606,407
		95,486,852

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 39

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (6.4%)
10,440,000	Airbnb, Inc.* 0.000%, 03/15/26	$10,267,218
1,187,000	Bloomin’ Brands, Inc. 5.000%, 05/01/25	2,389,941
15,201,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	22,585,950
7,785,000	Burlington Stores, Inc.µ 2.250%, 04/15/25	11,186,033
1,895,000	Dick’s Sporting Goods, Inc.µ 3.250%, 04/15/25	7,213,450
	DISH Network Corp.µ
13,435,000	3.375%, 08/15/26	13,713,104
2,164,000	2.375%, 03/15/24	2,105,659
6,685,000	DraftKings, Inc.* 0.000%, 03/15/28	5,841,888
	Etsy, Inc.
4,415,000	0.125%, 09/01/27	6,542,588
2,855,000	0.250%, 06/15/28*	3,632,673
29,915,000	Ford Motor Company* 0.000%, 03/15/26	35,281,751
2,970,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	3,152,091
7,670,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	8,647,005
1,150,000	Peloton Interactive, Inc.* 0.000%, 02/15/26	1,027,652
11,345,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	15,304,518
5,730,000	Shake Shack, Inc.* 0.000%, 03/01/28	4,705,648
400,000	Tesla, Inc. 2.000%, 05/15/24	7,178,032
4,160,000	Under Armour, Inc. 1.500%, 06/01/24	8,257,309
7,865,000	Vail Resorts, Inc.* 0.000%, 01/01/26	8,645,444
4,630,000	Vroom, Inc.* 0.750%, 07/01/26	3,582,787
4,225,000	Wayfair, Inc. 0.625%, 10/01/25	4,168,596
2,930,000	Winnebago Industries, Inc. 1.500%, 04/01/25	3,743,368
		189,172,705

Energy (0.6%)
3,190,000	EQT Corp.^ 1.750%, 05/01/26	4,987,374
6,515,000	Pioneer Natural Resources Company 0.250%, 05/15/25	11,567,317
		16,554,691

PRINCIPAL AMOUNT		VALUE

Financials (0.6%)
	Ares Capital Corp.
7,500,000	3.750%, 02/01/22	$8,393,175
3,000,000	4.625%, 03/01/24	3,424,050
4,675,000	Realogy Group, LLC / Realogy Co-Issuer Corp.* 0.250%, 06/15/26	4,758,963
		16,576,188

Health Care (2.9%)
1,850,000	CONMED Corp.µ 2.625%, 02/01/24	3,176,246
12,070,000	Dexcom, Inc.µ^ 0.250%, 11/15/25	15,462,636
3,673,000	Envista Holdings Corp. 2.375%, 06/01/25	7,196,693
5,510,000	Exact Sciences Corp. 0.375%, 03/15/27	6,256,605
3,702,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	3,271,013
5,015,000	Insulet Corp. 0.375%, 09/01/26	7,437,596
3,960,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	4,313,074
8,035,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	9,366,640
6,925,000	NeoGenomics, Inc. 0.250%, 01/15/28	6,994,527
4,220,000	Oak Street Health, Inc.* 0.000%, 03/15/26	3,947,641
4,680,000	Omnicell, Inc. 0.250%, 09/15/25	8,744,767
7,755,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	8,185,325
		84,352,763

Industrials (3.1%)
6,350,000	Air Canada 4.000%, 07/01/25	8,996,045
4,600,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,901,576
1,015,000	Chart Industries, Inc.*µ 1.000%, 11/15/24	3,086,239
7,440,000	JetBlue Airways Corp.* 0.500%, 04/01/26	7,197,233
10,395,000	John Bean Technologies Corp.* 0.250%, 05/15/26	11,358,201
8,240,000	Middleby Corp. 1.000%, 09/01/25	12,413,313
21,015,000	Southwest Airlines Company 1.250%, 05/01/25	29,557,387
14,800,000	Uber Technologies, Inc.* 0.000%, 12/15/25	14,302,276
		91,812,270

Schedule of Investments October 31, 2021

40 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Information Technology (5.2%)
	Bill.com Holdings, Inc.*
4,968,000	0.000%, 04/01/27µ	$5,339,904
3,382,000	0.000%, 12/01/25	6,552,557
5,830,000	Coupa Software, Inc.µ 0.375%, 06/15/26	6,420,579
2,015,000	Datadog, Inc.µ 0.125%, 06/15/25	3,822,072
	Enphase Energy, Inc.*
12,325,000	0.000%, 03/01/28	13,728,818
2,629,000	0.000%, 03/01/26	2,850,966
3,835,000	Five9, Inc. 0.500%, 06/01/25	5,144,959
5,040,000	Itron, Inc.* 0.000%, 03/15/26	4,734,576
4,077,000	LivePerson, Inc.* 0.000%, 12/15/26	3,992,117
13,000,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	14,566,370
2,735,000	Nova, Ltd. 0.000%, 10/15/25	4,180,995
5,015,000	Okta, Inc.^ 0.125%, 09/01/25	7,288,400
	ON Semiconductor Corp.
5,435,000	0.000%, 05/01/27*^	6,593,253
4,695,000	1.625%, 10/15/23	11,073,768
3,520,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	6,166,688
7,590,000	Repay Holdings Corp.* 0.000%, 02/01/26	7,046,025
7,650,000	RingCentral, Inc. 0.000%, 03/01/25	7,860,834
	Shift4 Payments, Inc.*
4,981,000	0.000%, 12/15/25~	5,401,197
900,000	0.500%, 08/01/27	838,287
1,542,000	Shopify, Inc. 0.125%, 11/01/25	1,953,452
3,524,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	5,666,909
5,720,000	Square, Inc.*^ 0.000%, 05/01/26	6,756,407
2,389,000	Wix.com, Ltd. 0.000%, 08/15/25	2,263,339
2,670,000	Workday, Inc. 0.250%, 10/01/22	5,282,114
2,852,000	Zscaler, Inc. 0.125%, 07/01/25	6,161,518
		151,686,104

Materials (0.1%)
3,060,000	MP Materials Corp.* 0.250%, 04/01/26	3,233,869

PRINCIPAL AMOUNT		VALUE

Real Estate (0.9%)
6,120,000	IH Merger Sub, LLC 3.500%, 01/15/22	$11,116,980
7,975,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	8,921,473
5,430,000	Redfin Corp. 0.000%, 10/15/25	5,539,578
		25,578,031
	Total Convertible Bonds (Cost $554,444,222)	674,453,473

Bank Loans (2.0%) ¡
Airlines (0.1%)
990,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	1,032,387
1,492,500	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	1,515,686
		2,548,073

Communication Services (0.5%)
1,543,500	Clear Channel Outdoor Holdings, Inc.‡ 3.629%, 08/21/26 3 mo. LIBOR + 3.50%	1,521,142
767,555	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	768,446
3,350,000	DIRECTV Financing, LLC‡ 5.750%, 07/22/27 3 mo. LIBOR + 5.00%	3,356,281
2,723,495	Frontier Communications Corp.‡ 4.500%, 05/01/28 3 mo. LIBOR + 3.75%	2,726,218
1,033,468	iHeartCommunications, Inc.‡ 3.087%, 05/01/26 1 mo. LIBOR + 3.00%	1,027,009
2,791,100	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	2,832,464
2,275,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	2,307,305
560,000	Nexstar Broadcasting, Inc.‡ 2.582%, 09/18/26 1 mo. LIBOR + 2.50%	559,790
		15,098,655

Consumer Discretionary (0.4%)
890,000	At Home Group, Inc.‡ 4.750%, 07/24/28 3 mo. LIBOR + 4.25%	887,962
402,390	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	406,373

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 41

PRINCIPAL AMOUNT		VALUE
1,735,197	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	$1,774,056
2,089,500	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	2,091,370
2,384,025	PetSmart, Inc.‡ 4.500%, 02/11/28 3 mo. LIBOR + 3.75%	2,390,200
1,366,026	Rent-A-Center, Inc.‡ 3.750%, 02/17/28 1 mo. LIBOR + 3.25%	1,372,433
898,226	TKC Holdings, Inc.‡ 6.500%, 05/15/28 3 mo. LIBOR + 5.50%	898,365
487,842	TKC Holdings, Inc.! 0.000%, 05/15/28	487,917
2,084,775	WW International, Inc.‡ 4.000%, 04/13/28 1 mo. LIBOR + 3.50%	2,063,490
		12,372,166

Consumer Staples (0.0%)
245,554	United Natural Foods, Inc.‡ 3.587%, 10/22/25 1 mo. LIBOR + 3.50%	246,070

Financials (0.1%)
2,443,875	Jazz Financing Lux Sarl‡ 4.000%, 05/05/28 1 mo. LIBOR + 3.50%	2,450,290
303,595	Level 3 Financing, Inc.‡ 1.837%, 03/01/27 1 mo. LIBOR + 1.75%	299,963
		2,750,253

Health Care (0.3%)
2,790,043	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	2,770,582
1,018,142	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	1,019,415
253,671	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	253,988
1,153,902	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 6 mo. LIBOR + 5.25%	1,077,375
300,000	Medline Industries, Inc.‡ 3.750%, 10/23/28 3 mo. LIBOR + 3.25%	300,562

PRINCIPAL AMOUNT		VALUE
1,340,000	Padagis, LLC‡ 5.250%, 07/06/28 3 mo. LIBOR + 4.75%	$1,344,187
2,627,577	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	2,516,996
		9,283,105

Industrials (0.3%)
598,500	ACProducts, Inc.‡ 4.750%, 05/17/28 3 mo. LIBOR + 4.25%	597,659
745,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	753,847
1,848,420	Berry Global, Inc.‡ 1.836%, 07/01/26 1 mo. LIBOR + 1.75%	1,838,836
1,197,000	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	1,202,985
1,221,470	Dun & Bradstreet Corp.‡ 3.338%, 02/06/26 1 mo. LIBOR + 3.25%	1,217,982
892,034	Granite Holdings US Acquisition Company‡ 4.132%, 09/30/26 3 mo. LIBOR + 4.00%	892,034
759,229	RegionalCare Hospital Partners Holdings, Inc.‡ 3.837%, 11/16/25 1 mo. LIBOR + 3.75%	758,318
1,910,356	Scientific Games International, Inc.‡ 2.837%, 08/14/24 1 mo. LIBOR + 2.75%	1,905,036
302,268	TransDigm, Inc.‡ 2.337%, 12/09/25 1 mo. LIBOR + 2.25%	298,911
		9,465,608

Information Technology (0.2%)
750,000	AP Core Holdings II, LLC‡ 6.250%, 09/01/27 1 mo. LIBOR + 5.50%	752,659
625,000	AP Core Holdings II, LLC! 0.000%, 09/01/27	627,215
1,234,849	Banff Merger Sub, Inc.‡ 3.882%, 10/02/25 3 mo. LIBOR + 3.75%	1,228,058
1,429,538	Camelot US Acquisition 1 Company‡ 3.087%, 10/30/26 1 mo. LIBOR + 3.00%	1,423,641
798,963	Camelot US Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	801,459

Schedule of Investments October 31, 2021

42 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,296,141	VFH Parent, LLC‡ 3.089%, 03/01/26 1 mo. LIBOR + 3.00%	$1,295,026
		6,128,058

Materials (0.1%)
866,800	Innophos, Inc.‡ 3.837%, 02/07/27 1 mo. LIBOR + 3.75%	869,509
300,000	LSF11 A5 HoldCo, LLC‡ 4.250%, 10/15/28 3 mo. LIBOR + 3.75%	300,060
300,000	LSF11 A5 HoldCo, LLC! 0.000%, 10/15/28	300,060
		1,469,629
	Total Bank Loans (Cost $59,373,536)	59,361,617

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (9.4%)
Communication Services (0.6%)
18,160	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	19,043,538

Consumer Discretionary (0.7%)
100,805	Aptiv, PLCµ 5.500%, 06/15/23	19,475,526

Energy (0.0%)
28	Gulfport Energy Operating Corp. 10.000%, 11/29/21 15.00% PIK rate	167,300

Financials (0.9%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,756,257
330	Bank of America Corp.‡‡ 7.250%	472,633
3,150	Bank OZK‡‡ 4.625%	78,750
3,225	First Republic Bank 4.000%, 08/30/26	78,626
222,280	KKR & Company, Inc.^ 6.000%, 09/15/23	22,236,891
3,150	Prospect Capital Corp. 5.350%, 07/01/26	73,710
5,248	Western Alliance Bancorp‡ 4.250%, 09/30/26 5 year CMT + 3.45%	137,812
		27,834,679

NUMBER OF SHARES			VALUE

Health Care (1.7%)
96,145		Avantor, Inc.µ 6.250%, 05/15/22	$11,900,828
145,745		Boston Scientific Corp. 5.500%, 06/01/23	17,057,995
9,980		Danaher Corp.µ 4.750%, 04/15/22	20,810,795
			49,769,618

Industrials (1.1%)
62,970		Colfax Corp.µ 5.750%, 01/15/22	13,141,839
180,605		Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	19,490,891
			32,632,730

Information Technology (1.1%)
19,390		Broadcom, Inc.µ 8.000%, 09/30/22	32,523,623

Utilities (3.3%)
138,715		AES Corp. 6.875%, 02/15/24	14,011,602
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)µ§** 4.566%, 09/15/29	5,157,868
170,935		Dominion Energy, Inc.µ 7.250%, 06/01/22	17,122,559
436,300		DTE Energy Company 6.250%, 11/01/22	22,024,424
142,970		Essential Utilities, Inc. 6.000%, 04/30/22	8,257,947
		NextEra Energy, Inc.
382,660		4.872%, 09/01/22	24,191,765
94,060		6.219%, 09/01/23	5,154,488
			95,920,653
	Total Convertible Preferred Stocks (Cost $216,200,576)		277,367,667

Common Stocks (83.5%)
Communication Services (9.2%)
34,670		Alphabet, Inc. - Class A^#	102,655,096
10,635		Alphabet, Inc. - Class C^#	31,537,135
25,095		Altice USA, Inc. - Class A#	409,049
264,885		AT&T, Inc.^~	6,690,995
411,425		Comcast Corp. - Class A	21,159,588
9,057		Cumulus Media, Inc. - Class A#	112,488
2		Frontier Communications Parent, Inc.#	62
176,235		Meta Platforms, Inc. - Class A^#	57,024,359
32,360		Netflix, Inc.#	22,338,432
205,085	EUR	Orange, SA	2,236,441

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 43

NUMBER OF SHARES		VALUE
149,335	Walt Disney Company#	$25,248,068
		269,411,713

Consumer Discretionary (9.6%)
32,615	Amazon.com, Inc.^#	109,991,804
59,260	Carnival Corp.^#	1,313,202
243,463	General Motors Company#	13,251,691
94,175	Home Depot, Inc.^	35,008,614
69,245	Lowe’s Companies, Inc.^	16,190,866
62,500	McDonald’s Corp.	15,346,875
245,080	MGM Resorts International	11,557,973
162,800	NIKE, Inc. - Class B^	27,234,812
44,300	Royal Caribbean Cruises, Ltd.#	3,740,249
77,770	Starbucks Corp.	8,249,064
56,455	Target Corp.	14,656,847
14,925	Tesla, Inc.#	16,626,450
143,900	TJX Companies, Inc.^	9,424,011
		282,592,458

Consumer Staples (5.4%)
58,750	Altria Group, Inc.	2,591,463
459,960	Coca-Cola Company^	25,927,945
41,820	Costco Wholesale Corp.	20,556,203
250,885	Mondelez International, Inc. - Class A	15,238,755
112,795	PepsiCo, Inc.^	18,227,672
147,500	Philip Morris International, Inc.	13,944,650
203,745	Procter & Gamble Company^	29,133,498
86,605	Sysco Corp.	6,659,924
52,650	Walgreens Boots Alliance, Inc.	2,475,603
154,510	Walmart, Inc.^	23,086,884
		157,842,597

Energy (3.9%)
475,000	BP, PLC^	13,675,250
47,998	Calfrac Well Services, Ltd.#	239,510
11,045	Chaparral Energy, Inc. - Class A#	419,710
3,550	Chesapeake Energy Corp.	226,277
237,650	Chevron Corp.^	27,208,548
4,679	Civitas Resources, Inc.	262,679
72,490	ConocoPhillips	5,399,780
2,381	Denbury, Inc.#	201,575
22,502	Diamond Offshore Drilling, Inc.#	126,574
52,035	Energy Transfer, LP	494,853
49,155	Enterprise Products Partners, LP	1,114,835
7,920	EP Energy Corp.&#	708,840
431,180	Exxon Mobil Corp.	27,798,175
126,365	Hess Corp.	10,433,958
232,940	Kinder Morgan, Inc.^	3,901,745
15,860	Magellan Midstream Partners, LP	777,140
100,220	Marathon Petroleum Corp.	6,607,505

NUMBER OF SHARES		VALUE
26,500	Pioneer Natural Resources Company	$4,954,970
28,706	Ranger Oil Corp. - Class A#	948,446
156,200	Schlumberger, NV	5,039,012
17,747	Superior Energy Services, Inc.#	803,052
5,925	Targa Resources Corp.^	323,920
33,540	Valero Energy Corp.	2,593,648
18,259	Weatherford International, PLC#	530,607
10,000	Williams Companies, Inc.	280,900
		115,071,509

Financials (11.1%)
35,430	Affiliated Managers Group, Inc.	5,947,988
65,730	American Express Company	11,422,559
346,890	American International Group, Inc.	20,497,730
29,983	Assurant, Inc.	4,836,558
1,019,405	Bank of America Corp.~	48,707,171
71,870	Bank of New York Mellon Corp.	4,254,704
10,715	BlackRock, Inc.	10,109,174
132,485	Charles Schwab Corp.^	10,867,745
46,700	Chubb, Ltd.~	9,124,246
311,925	Citigroup, Inc.^	21,572,733
125,000	Discover Financial Services	14,165,000
51,500	Goldman Sachs Group, Inc.	21,287,525
447,110	Huntington Bancshares, Inc.	7,037,511
33,700	Intercontinental Exchange, Inc.	4,666,102
273,910	JPMorgan Chase & Company	46,534,570
374,780	KeyCorp^	8,721,131
122,075	Marsh & McLennan Companies, Inc.	20,362,110
290,930	Morgan Stanley	29,901,785
43,760	Northern Trust Corp.	5,384,230
157,631	Starwood Property Trust, Inc.	4,014,862
288,350	Wells Fargo & Company	14,751,986
		324,167,420

Health Care (9.6%)
194,210	Abbott Laboratories^~	25,031,727
153,380	AbbVie, Inc.	17,588,085
55,690	Agilent Technologies, Inc.	8,770,618
18,870	Anthem, Inc.	8,210,903
202,220	Bristol-Myers Squibb Company	11,809,648
26,830	CVS Health Corp.	2,395,382
82,050	Edwards Lifesciences Corp.#	9,831,231
109,850	Eli Lilly & Company	27,985,386
48,980	Gilead Sciences, Inc.	3,177,822
31,260	Intuitive Surgical, Inc.^#	11,288,924
176,230	Johnson & Johnson^	28,704,342
182,625	Medtronic, PLC	21,889,433
251,550	Merck & Company, Inc.	22,148,978
360,000	Pfizer, Inc.	15,746,400
20,295	Stryker Corp.	5,399,891

Schedule of Investments October 31, 2021

44 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
21,460	Thermo Fisher Scientific, Inc.^	$13,585,682
105,000	UnitedHealth Group, Inc.^	48,349,350
		281,913,802

Industrials (5.8%)
454,180	Carrier Global Corp.	23,721,821
967,920	CSX Corp.^	35,009,666
14,820	FedEx Corp.	3,490,555
104,568	General Electric Company	10,966,046
104,790	Honeywell International, Inc.	22,909,190
92,435	JB Hunt Transport Services, Inc.	18,227,258
37,050	Northrop Grumman Corp.	13,235,001
334,130	Raytheon Technologies Corp.	29,690,792
49,810	Union Pacific Corp.	12,024,134
		169,274,463

Information Technology (24.9%)
56,335	Accenture, PLC - Class A	20,212,435
35,170	Adobe, Inc.#	22,873,161
44,250	Advanced Micro Devices, Inc.#	5,320,178
1,189,610	Apple, Inc.^~	178,203,578
254,355	Applied Materials, Inc.	34,757,611
247,515	Cisco Systems, Inc.^	13,853,415
117,815	Fidelity National Information Services, Inc.	13,046,833
49,985	Lam Research Corp.	28,170,046
125,850	Marvell Technology, Inc.	8,620,725
72,315	Mastercard, Inc. - Class A	24,263,129
95,780	Micron Technology, Inc.^	6,618,398
593,615	Microsoft Corp.^~	196,854,606
1,520,000	Nokia Oyj^#	8,633,600
221,780	NVIDIA Corp.	56,702,493
27,590	PayPal Holdings, Inc.#	6,417,158
66,010	QUALCOMM, Inc.	8,781,970
86,580	salesforce.com, Inc.^#	25,947,160
21,845	ServiceNow, Inc.#	15,242,567
44,000	Skyworks Solutions, Inc.	7,353,720
85,550	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	9,727,035
178,525	Visa, Inc. - Class A^	37,806,239
		729,406,057

Materials (2.8%)
71,740	Celanese Corp.~	11,586,728
410,755	Freeport-McMoRan, Inc.	15,493,679
80,575	Linde, PLC	25,719,540
82,000	Nucor Corp.	9,155,300
96,625	PPG Industries, Inc.	15,515,076
20,585	Vulcan Materials Company	3,913,620
		81,383,943

NUMBER OF SHARES		VALUE

Real Estate (1.2%)
70,930	American Tower Corp.	$20,000,132
76,060	Crown Castle International Corp.	13,713,618
		33,713,750
	Total Common Stocks (Cost $1,491,538,793)	2,444,777,712

Warrants (0.1%) #
Energy (0.1%)
4,069	Chesapeake Energy Corp. 02/09/26, Strike $31.71	135,904
3,662	Chesapeake Energy Corp. 02/09/26, Strike $27.27	140,328
2,260	Chesapeake Energy Corp. 02/09/26, Strike $35.71	69,088
6,263	Denbury, Inc. 09/18/25, Strike $32.59	328,745
2,279	Denbury, Inc. 09/18/23, Strike $35.41	113,836
57,470	Mcdermott International, Ltd. 06/30/27, Strike $15.98	6
51,723	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
47,885	Tidewater, Inc. 11/14/42, Strike $0.00	638,786
16,676	Tidewater, Inc. 11/14/42, Strike $0.00	18,177
	Total Warrants (Cost $5,139,246)	1,444,875

Exchange-Traded Funds (0.0%)
Other (0.0%)
5,525	iShares Preferred & Income Securities ETF^	217,519
	Total Exchange-Traded Funds (Cost $209,453)	217,519

Preferred Stocks (0.5%)
Communication Services (0.0%)
8,482	AT&T, Inc.^ 4.750%, 02/18/25	220,871
5,000	AT&T, Inc. 5.350%, 11/01/66	130,600
20,000	Qwest Corp.^ 6.500%, 09/01/56	513,400
		864,871

Consumer Discretionary (0.1%)
4,000	Ford Motor Company^ 6.200%, 06/01/59	110,000
8,177	Guitar Center, Inc.	1,022,125
		1,132,125

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 45

NUMBER OF SHARES		VALUE

Energy (0.2%)
12,420	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	$310,997
79,333	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,796,892
31,109	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	762,482
55,975	NuStar Logistics, LP‡ 6.866%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,412,249
		4,282,620

Financials (0.2%)
6,000	Affiliated Managers Group, Inc. 4.750%, 09/30/60	155,460
5,970	Annaly Capital Management, Inc.‡ 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99%	151,340
26,907	B Riley Financial, Inc. 5.250%, 08/31/28	672,137
3,000	B Riley Financial, Inc. 6.000%, 01/31/28	78,300
5,617	Bank of America Corp.^ 4.375%, 11/03/25	142,672
7,000	Brookfield Finance, Inc. 4.625%, 10/16/80	178,010
7,709	CIT Group, Inc.^ 5.625%, 12/15/24	204,134
8,775	CNO Financial Group, Inc. 5.125%, 11/25/60	236,925
5,206	Cullen/Frost Bankers, Inc.^ 4.450%, 12/15/25	138,219
2,413	First Republic Bank/CA^ 4.125%, 10/30/25	60,446
2,750	Fulton Financial Corp. 5.125%, 01/15/26	72,380
8,500	Prudential Financial, Inc.^ 4.125%, 09/01/60	219,725
12,000	Selective Insurance Group, Inc. 4.600%, 12/15/25	305,880
3,006	Signature Bank/New York NY 5.000%, 12/30/25	77,855
5,250	Spirit Realty Capital, Inc. 6.000%, 10/03/22	136,973
10,840	Truist Financial Corp. 4.750%, 09/01/25	288,886
3,155	US Bancorp^ 3.750%, 01/15/26	76,446
12,350	W R Berkley Corp. 5.100%, 12/30/59	331,597
23,751	Wells Fargo & Company^ 4.750%, 03/15/25	615,151
		4,142,536

NUMBER OF SHARES		VALUE

Industrials (0.0%)
2,500	Brookfield Finance I UK, PLC 4.500%, 11/24/25	$62,850
3,750	QVC, Inc. 6.250%, 11/26/68	98,063
2,555	WESCO International, Inc.‡ 10.625%, 06/22/25 5 year CMT + 10.33%	80,227
		241,140

Real Estate (0.0%)
3,257	American Homes 4 Rent^ 6.250%, 09/19/23	88,102
11,275	Brookfield Property Partners, LP 5.750%, 03/31/25	275,222
5,000	Brookfield Property Partners, LP^ 6.375%, 09/30/24	129,700
5,400	EPR Properties 5.750%, 11/30/22	140,940
449	Global Net Lease, Inc. 6.875%, 11/26/24	12,460
		646,424

Utilities (0.0%)
5,000	Algonquin Power & Utilities Corp.‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	137,950
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	158,820
5,100	DTE Energy Company 5.250%, 12/01/77	133,467
		430,237
	Total Preferred Stocks (Cost $11,610,958)	11,739,953

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.6%) #
Consumer Discretionary (0.4%)
	Tesla, Inc.
215 23,951,000	Call, 03/18/22, Strike $820.00	7,269,687
80 8,912,000	Call, 01/21/22, Strike $750.00	3,060,200
		10,329,887

Other (0.2%)
880 33,977,680	Invesco QQQ Trust Series Put, 11/19/21, Strike $380.00	328,680
4,000 16,132,000	iShares China Large-Cap ETF Call, 01/21/22, Strike $45.00	140,000

Schedule of Investments October 31, 2021

46 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
3,200 16,294,400	iShares MSCI Emerging Markets Call, 03/18/22, Strike $53.00	$409,600
	SPDR S&P 500 ETF Trust
3,450 158,441,250	Put, 01/21/22, Strike $430.00	2,228,700
2,675 267,500	Put, 02/18/22, Strike $440.00	2,882,313
		5,989,293
	Total Purchased Options (Cost $9,143,154)	16,319,180

	TOTAL INVESTMENTS (135.1%) (Cost $2,802,108,546)	3,954,985,056

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.4%)		(304,000,000)
LIABILITIES, LESS OTHER ASSETS (-24.7%)		(722,521,813)
NET ASSETS (100.0%)		$2,928,463,243

Written Options (0.0%) #
Communication Services (0.0%)
109 177,670	Altice USA, Inc. Put, 01/21/22, Strike $15.00	(13,352)

Consumer Discretionary (0.0%)
	Tesla, Inc.
215 23,951,000	Put, 03/18/22, Strike $600.00	(270,363)
80 8,912,000	Put, 01/21/22, Strike $500.00	(31,600)
		(301,963)

Energy (0.0%)
710 5,288,790	Conocophillips Call, 05/20/22, Strike $85.00	(250,275)
	Total Written Options (Premium $1,301,579)	(565,590)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $192,383,230.

^Security, or portion of security, is on loan.

&Illiquid security.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2021.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $14,915,013.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2021.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 47

Statement of Assets and Liabilities October 31, 2021

ASSETS
Investments in securities, at value (cost $2,802,108,546)	$3,954,985,056
Cash with custodian	164,649,969
Receivables:
Accrued interest and dividends	10,981,579
Investments sold	17,354,114
Fund shares sold	932,768
Prepaid expenses	986,751
Other assets	256,551
Total assets	4,150,146,788

LIABILITIES
Options written, at value (premium $1,301,579)	565,590
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 12,160,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,575,101) (Note 7)	302,424,899
Payables:
Notes payable (Note 6)	880,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	929,558
Investments purchased	33,312,358
Affiliates:
Investment advisory fees	3,403,736
Deferred compensation to trustees	256,551
Trustees’ fees and officer compensation	15,017
Other accounts payable and accrued liabilities	775,836
Total liabilities	1,221,683,545
NET ASSETS	$2,928,463,243

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 157,310,716 shares issued and outstanding	$1,846,276,051
Accumulated distributable earnings (loss)	1,082,187,192
NET ASSETS	$2,928,463,243
Net asset value per common shares based upon 157,310,716 shares issued and outstanding	$18.62

Statement of Operations Year Ended October 31, 2021

48 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$32,078,936
(Amortization)/accretion of investment securities	(7,465,822)
Net interest	24,613,114
Dividends	45,442,907
Dividend taxes withheld	(95,118)
Total investment income	69,960,903

EXPENSES
Investment advisory fees	37,008,345
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	10,367,364
Interest expense on Notes Payable (Note 6)	5,141,422
Fund administration fees	227,821
Printing and mailing fees	223,408
Legal fees	205,402
Accounting fees	203,753
Trustees’ fees and officer compensation	146,577
Audit fees	129,740
Custodian fees	52,253
Registration fees	39,540
Transfer agent fees	33,535
Other	281,280
Total expenses	54,060,440
NET INVESTMENT INCOME (LOSS)	15,900,463

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	168,548,758
Purchased options	6,290,301
Foreign currency transactions	(2,815)
Written options	(2,950,529)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	815,424,155
Purchased options	8,472,276
Foreign currency translations	(1,514)
Written options	485,709
NET GAIN (LOSS)	996,266,341
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,012,166,804

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT 49

	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$15,900,463	$32,781,448
Net realized gain (loss)	171,885,715	140,312,979
Change in unrealized appreciation/(depreciation)	824,380,626	51,373,688
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	1,012,166,804	224,468,115

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(186,731,790)	(167,275,672)
Net decrease in net assets from distributions to common shareholders	(186,731,790)	(167,275,672)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	32,833,238	—
Reinvestment of distributions resulting in the issuance of stock	9,176,188	3,117,481
Net increase (decrease) in net assets from capital stock transactions	42,009,426	3,117,481
TOTAL INCREASE (DECREASE) IN NET ASSETS	867,444,440	60,309,924

NET ASSETS
Beginning of year	$2,061,018,803	$2,000,708,879
End of year	$2,928,463,243	$2,061,018,803

Statement of Cash Flows

50 CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Year Ended October 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$1,012,166,804
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(1,129,442,388)
Net proceeds from disposition of short term investments	24,076,541
Proceeds paid on closing written options	(7,296,108)
Proceeds from disposition of investment securities, including purchased options	1,154,346,542
Premiums received from written options	4,676,158
Amortization and accretion of fixed-income securities	7,465,822
Amortization of offering costs on Mandatory Redeemable Preferred Shares	447,312
Net realized gains/losses from investments, excluding purchased options	(168,550,832)
Net realized gains/losses from purchased options	(6,290,301)
Net realized gains/losses from written options	2,950,529
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(815,424,155)
Change in unrealized appreciation or depreciation on purchased options	(8,472,276)
Change in unrealized appreciation or depreciation on written options	(485,709)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	740,855
Prepaid expenses	(133,899)
Other assets	(60,838)
Increase/(decrease) in liabilities:
Payables to affiliates	828,419
Other accounts payable and accrued liabilities	134,370
Net cash provided by/(used in) operating activities	$71,676,846

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	31,900,470
Distributions to shareholders	(177,555,602)
Issuance of Distributions to Mandatory Redeemable Preferred Shareholders	62,126,817
Offering costs on Mandatory Redeemable Preferred Shares	(592,592)
Proceeds from Note payable	177,000,000
Net cash provided by/(used in) financing activities	$92,879,093
Net increase/(decrease) in cash	$164,555,939
Cash and restricted cash at beginning of year	$94,030
Cash at end of year	$164,649,969

Supplemental disclosure
Cash paid for interest on Notes Payable	$5,044,628
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$10,240,547
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$9,176,188

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	164,649,969
Total cash and restricted cash at period end	$164,649,969

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   51

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), and the Fund is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies. Under US GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on US securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a US securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a US securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the US market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

52   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Discounts from and premiums to the expected maturity/call value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into US dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for US income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   53

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the US and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $256,551 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2021 were as follows:

	US Government Securities	Other
Cost of purchases	$—	$953,927,455
Proceeds from sales	—	962,307,499

The cost basis of investments for federal income tax purposes at October 31, 2021 was as follows:

Cost basis of investments	$2,894,517,937
Gross unrealized appreciation	1,196,784,439
Gross unrealized depreciation	(136,882,910)
Net unrealized appreciation (depreciation)	$1,059,901,529

Note 4 – Income Taxes

For the fiscal year ended October 31, 2021, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(599,142)
Undistributed net investment income/(loss)	30,550,292
Accumulated net realized gain/(loss) on investments	(29,951,150)

Notes to Financial Statements

54   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$76,590,422	$76,244,344
Long-term capital gains	120,061,421	100,664,228
Return of capital	—	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	22,735,647
Total undistributed earnings	22,735,647
Accumulated capital and other losses	(3,213,752)
Net unrealized gains/(losses)	1,059,900,207
Total accumulated earnings/(losses)	1,079,422,102
Other	2,765,090
Paid-in-capital	1,846,276,051
Net assets applicable to common shareholders	$2,928,463,243

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the US dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   55

collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

Notes to Financial Statements

56   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

As of October 31, 2021, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$16,319,180	$—
Written options(2)	—	565,590
	$16,319,180	$565,590

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the year ended October 31, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	90,044
Written options	7,542

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $1,130.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR** (as defined in the SSB Agreement) plus 0.80%. In the event of a Rate Termination Event (as defined in the SSB Agreement), the rate of interest will adjust to the Federal Funds Rate (as defined in the SSB Agreement) plus 0.45%. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2021, the average borrowings under the Agreement were $822.8 million. For the year ended October 31, 2021, the average net interest rate was 0.60%. As of October 31, 2021, the amount of total outstanding borrowings was $880.0 million, which approximates fair value. The net interest rate applicable to the borrowings on October 31, 2021 was 0.59%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of a Fund is treated as refinancing a portion of the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, the Funds is required to return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may refinance such amount by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund. The composition of advances received by the Fund as between loans from SSB and collateral for securities lending transactions does not change the liquidity to the Fund or the outstanding amount for purposes of the accrual of interest. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2021, approximately $739.1 million of securities were on loan ($69.6 million of fixed income securities and $669.5 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 with an aggregate liquidation preference of $62.0 million. On September 6, 2017, 9,680,000 MRPS were issued with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

**Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   57

The MRPS are divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$80,500,000
Series B	9/06/24	4.00%	3,220	$25	$80,500,000
Series C	9/06/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/26	2.45%	2,480	$25	$62,000,000
				Total	$304,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of ‘AA-’ by Kroll. As of August 24, 2021, the Series D MRP Shares and Series E MRP Shares have each been assigned a rating of ‘AA-’ by Kroll.

If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above.

With regard to the Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, so long as any MRP Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRP Shares, unless (1) the Fund has satisfied the MRP Shares Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the holders of MRP Shares and (4) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRP Shares Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRP Shares, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRP Shares Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRP Shares pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRP Shares’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

Notes to Financial Statements

58   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

With regard to Series D MRP Shares, for so long as any MRP Shares are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRP Shares as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRP Shares as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test, (2) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the Holders of MRP Shares, and (3) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of Preferred Shares.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 157,310,716 shares outstanding at October 31, 2021. Calamos Advisors did not own any of the outstanding shares at October 31, 2021. Transactions in common shares were as follows:

	YEAR ENDED October 31, 2021	YEAR ENDED October 31, 2020
Beginning shares	154,965,651	154,739,187
Shares sold	1,807,735	—
Shares issued through reinvestment of distributions	537,330	226,464
Ending shares	157,310,716	154,965,651

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the year ended October 31, 2021, the Fund sold shares that were $0.0026 in excess of net asset value at an average sales price of $18.3304.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

Notes to Financial Statements

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   59

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$469,303,060	$—	$469,303,060
Convertible Bonds	—	674,453,473	—	674,453,473
Bank Loans	—	59,361,617	—	59,361,617
Convertible Preferred Stocks	253,400,572	23,967,095	—	277,367,667
Common Stocks US	2,440,483,095	2,058,176	—	2,442,541,271
Common Stocks Foreign	—	2,236,441	—	2,236,441
Warrants	477,333	967,542	—	1,444,875
Exchange-Traded Funds	217,519	—	—	217,519
Preferred Stocks	10,717,828	1,022,125	—	11,739,953
Purchased Options	16,319,180	—	—	16,319,180
Total	$2,721,615,527	$1,233,369,529	$—	$3,954,985,056
Liabilities:
Written Options	$565,590	$—	$—	$565,590
Total	$565,590	$—	$—	$565,590

Financial Highlights

60   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.30	$12.93	$12.25	$12.76	$11.13
Income from investment operations:
Net investment income (loss)*	0.10	0.21	0.18	0.16	0.26
Net realized and unrealized gain (loss)	6.42	1.24	1.49	0.32	2.36
Total from investment operations	6.52	1.45	1.67	0.48	2.62
Less distributions to common shareholders from:
Net investment income	(0.29)	(0.54)	(0.16)	(0.48)	(0.85)
Net realized gains	(0.91)	(0.54)	(0.83)	(0.51)	(0.14)
Total distributions	(1.20)	(1.08)	(0.99)	(0.99)	(0.99)
Premiums from shares sold in at the market offerings	0.0026	—	—	—	—
Net asset value, end of year	$18.62	$13.30	$12.93	$12.25	$12.76
Market value, end of year	$18.98	$12.80	$13.02	$11.75	$12.33
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	50.32%	12.33%	14.46%	3.81%	25.11%
Market value	59.21%	7.36%	20.16%	3.05%	35.23%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.03%	2.45%	3.05%	2.74%	2.09%
Net investment income (loss)	0.60%	1.64%	1.42%	1.25%	2.17%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$2,928,463	$2,061,019	$2,000,709	$1,893,000	$1,971,910
Portfolio turnover rate	27%	36%	26%	27%	65%
Average commission rate paid	$0.0206	$0.0212	$0.0270	$0.0217	$0.0240
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$304,000	$242,000	$242,000	$242,000	$242,000
Notes Payable (000’s omitted)	$880,000	$703,000	$668,000	$713,000	$543,000
Asset coverage per $1,000 of loan outstanding(c)	$4,673	$4,276	$4,357	$3,995	$5,077
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$338	$311	$301	$294	$285

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.44%, 1.54%, 1.55%, 1.53% and 1.47%, respectively.

(c)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

Report of Independent Registered Public Accounting Firm

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   61

To the shareholders and the Board of Trustees of
Calamos Strategic Total Return Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Strategic Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
December 20, 2021

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

62   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 2021,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2022, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2021. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower

*The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   63

Trustee Approval of Management Agreement (Unaudited)

than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

64   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2022, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $120,061,421 as capital gain dividends for the fiscal year ended October 31, 2021.

Under Section 854(b)(2) of the Code, the Fund hereby designates $35,141,697 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2021.

Under Section 854(b)(2) of the Code, the Fund hereby designates 41.89% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   65

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2003) Term Expires 2023	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2003) Lead Independent Trustee (since July 2019) Term Expires 2024	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); formerly Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2003) Term Expires 2023	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Variable Fund LLC (2007-2020), and JNL Investors Series Trust (since 2007); Jackson Variable Series Trust (2018-2020); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2022	26

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26

Trustee and Chairman, Datum One Series Trust (since 2020) Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2024	26

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	26	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

****Overseeing eighteen portfolios in fund complex.

*****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

66   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2021 Annual Meeting

The Fund held its annual meeting of shareholders on June 29, 2021. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; and (ii) to conduct any other lawful business of the Fund.

Mr. John E. Neal and Ms. Karen L. Stuckey were nominated for reelection as trustee by the holders of the common shares and preferred shares for a three-year term until the 2024 annual meeting or until his or her successor is duly elected and qualified; and each was elected as such by a majority of the outstanding shares as follows:

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD
John E. Neal	138,183,224.487	1,707,517
Karen L. Stuckey	137,968,384.487	1,922,357

Messrs. Calamos, Rybak, Toub and Wennlund and Ms. Breen’s terms of office as trustees continued after the meeting.

About Closed-End Funds

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   67

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

68   CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. During the last fiscal year, the fund made [monthly] distributions totaling $[ ] per share, which were characterized as $[ ] per share of net realized gain, $[ ] per share return of capital and $[ ] per share of net investment income.

[Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time.]

There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset

Automatic Dividend Reinvestment Plan

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT   69

value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. BOX 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQANR 1946 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2020	10/31/2021
Audit Fees(a)	$84,576	$97,422
Audit-Related Fees(b)	$30,883	$30,664
Tax Fees(c)	$112,803	$124,602
All Other Fees(d)	$—	$—
Total	$228,262	$252,688

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2020	10/31/2021
Registrant	$112,803	$124,602
Investment Adviser	$—	$2,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for Calamos: Founder, Chairman and Global Chief Investment Officer (“CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013. Christian Brobst joined Calamos in 2017 and since March 2021 is a Co-Portfolio Manager. Between 2018 and February 2021, he was an Associate Portfolio Manager. From 2017 to July 2018, he was a Portfolio Specialist. Previously, he was Senior Vice President at CU Capital Market Solutions.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	35,543,246,637	5	1,411,657,418	4,688	3,862,886,001
R. Matthew Freund	16	17,722,374,975	1	746,338,157	4,360	3,795,563,782
John Hillenbrand	18	16,103,438,276	5	1,411,657,418	3,671	3,133,231,674
Nick Niziolek	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Eli Pars	18	33,035,297,173	5	1,411,657,418	3,615	3,024,739,052
Dennis Cogan	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Jon Vacko	19	16,645,921,003	5	1,411,657,418	3,634	3,065,977,905
Joe Wysocki	12	15,443,544,058	4	1,408,353,373	3,057	2,221,077,369
Christian Brobst	4	5,031,171,675	0	—	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	439,526,949	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	439,526,949	0	—	0	—
Nick Niziolek	2	439,526,949	0	—	0	—
Eli Pars	2	439,526,949	0	—	0	—
Dennis Cogan	2	439,526,949	0	—	0	—
Jon Vacko	2	439,526,949	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Christian Brobst	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2021, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2021, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, Joe Wysocki, and Christian Brobst receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2021, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	Over $1,000,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	$10,001 - $50,000
Christian Brobst	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021